UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS


         The unaudited pro forma financial information of Thomas Industries Inc. (together with its subsidiaries, "Thomas" or the "Company") gives effect to the acquisition of Werner Rietschle GmbH & Co. KG ("Rietschle"). The unaudited pro forma condensed combined balance sheet at June 30, 2002 presents adjustments for the Rietschle acquisition as if the transaction was completed on June 30, 2002. The unaudited pro forma condensed combined statements of income for the six month period ended June 30, 2002 and the year ended December 31, 2001 present adjustments for the Rietschle acquisition as if the transaction had been completed on January 1, 2001. The Rietschle historical amounts are presented in accounting principles generally accepted in Germany (German GAAP). Euro balances were translated at the average exchange rates for the related statements of income and for the balance sheet amounts at the exchange rate at June 30, 2002. Separate pro forma adjustments are reflected for converting the Rietschle amounts from German GAAP to accounting principles generally accepted in the United States (U.S. GAAP), for carving out certain items not acquired from Rietschle but which are included in the Rietschle historical amounts, and for recording certain pro forma and purchase accounting adjustments.


The purchase method of accounting has been used in the preparation of the unaudited pro forma financial information. Therefore, the estimated aggregate purchase price is allocated to assets acquired and liabilities assumed based on preliminary estimates of fair values. As the purchase price allocation is preliminary, the information presented herein will differ from the final purchase price allocation.

The following unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Thomas which have previously been reported, as well as the Rietschle historical consolidated financial statements and the related notes thereto contained elsewhere in this report. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition of Rietschle had been consummated at the dates indicated, nor is it indicative of future operating results or financial position.

                     THOMAS INDUSTRIES INC. AND SUBSIDIARIES
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  AT 6/30/2002
                                 (000'S OF US$)
                                   (UNAUDITED)

                                                                                                               (5)
                                                (1)                           (3)             (4)         Pro Forma and
                                               Thomas          (2)          German to      Carve Out        Purchase
                                              Industries    Rietschle       US GAAP        Adjustments      Accounting   Pro Forma
                                              Historical    Historical     Adjustments        (H)           Adjustments   Combined
                                             ---------------------------------------------------------------------------------------
ASSETS
Current assets:
      Cash and cash equivalents                   $ 21,148    $ 3,804         $ -             $ (341)       $ (3,288) (I)   $ 4,967
                                                                                                             (10,856) (J)
                                                                                                              (5,500) (K)

      Accounts receivable, net                      25,918     29,376           -             (1,768)              -         53,526
      Inventories                                   22,600     31,442           -               (895)            159  (L)    53,306

      Deferred income taxes                          2,689      2,123        (236) (A)             -               -          4,576
      Other current assets                           2,044      4,472           -               (363)              -          6,153
                                                ---------------------------------------------------------------------    -----------
        Total current assets                        74,399     71,217        (236)            (3,367)        (19,485)       122,528

Property, plant & equipment                         39,239     22,760       5,088  (B)        (1,017)         19,828  (M)    88,617
                                                                            1,906  (C)
                                                                              813  (U)

Investment in GTG                                  191,133          -           -                  -               -        191,133
Other intangible assets, net                           500      1,128        (813) (U)             -            (315) (N)    23,302
                                                                                                              22,802  (M)

Goodwill                                             9,920          -           -                  -          31,232  (M)    45,921
                                                                                                               4,769  (K)

Other assets                                         3,319        895       1,850 (D)           (188)            731  (K)     6,607
                                                ---------------------------------------------------------------------    -----------
TOTAL ASSETS                                     $ 318,510   $ 96,000     $ 8,608           $ (4,572)       $ 59,562      $ 478,108
                                                =====================================================================    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Accounts payable                             $ 7,629    $ 5,099         $ -             $ (713)            $ -       $ 12,015
      Accrued expense and other current
         liabilities                                12,019     12,989         192  (B)        (1,009)              -         24,191
      Dividends payable                              1,299          -           -                  -               -          1,299
      Income taxes payable                           1,423        568           -                  -               -          1,991
      Current portion of long-term debt              7,788          -           -                  -               -          7,788
                                                ---------------------------------------------------------------------    -----------
        Total current liabilities                   30,158     18,656         192             (1,722)              -         47,284

Deferred income taxes                                5,572      1,489           -                  -               -          7,061
Long-term debt, less current portion                17,180     16,684           -             (1,627)        (10,856) (J)   101,381
                                                                                                              80,000  (O)

Other long-term liabilties                           8,511     22,467       5,513  (B)       (18,794)              -         19,723
                                                                            2,026  (E)
                                                ---------------------------------------------------------------------    -----------
TOTAL LIABILITIES                                   61,421     59,296       7,731            (22,143)         69,144        175,449

MINORITY INTERESTS                                       -          -       1,381  (F)          (565)              -            816


Shareholders' equity:

      Common stock                                  17,902      4,957           -                  -          (4,957) (N)    17,902

      Capital surplus                              115,066        363           -                  -            (363) (N)   133,423
                                                                                                              18,357  (P)

      Deferred compensation                            802          -           -                  -               -            802
      Treasury stock held for deferred
         compensation                                 (802)         -           -                  -               -           (802)
      Retained earnings                            171,623     31,384         877  (G)        18,136         (50,397) (G)   171,623
                                                                           (1,381) (F)                         1,381  (F)

      Accumulated other comprehensive
        income (loss)                               (9,045)         -           -                  -               -         (9,045)
      Less cost of treasury shares                 (38,457)         -           -                  -          26,397  (P)   (12,060)
                                                ---------------------------------------------------------------------    -----------
TOTAL SHAREHOLDERS' EQUITY                         257,089     36,704        (504)            18,136          (9,582)       301,843
                                                ---------------------------------------------------------------------    -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $ 318,510   $ 96,000     $ 8,608           $ (4,572)       $ 59,562      $ 478,108
                                                =====================================================================    ===========


                     THOMAS INDUSTRIES INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                         SIX MONTHS ENDED JUNE 30, 2002
                      (000'S OF US$ EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                                               (5)
                                                (1)                           (3)             (4)         Pro Forma and
                                               Thomas          (2)          German to      Carve Out        Purchase
                                              Industries    Rietschle       US GAAP        Adjustments      Accounting   Pro Forma
                                              Historical    Historical     Adjustments        (H)           Adjustments   Combined
                                             ---------------------------------------------------------------------------------------

Net sales                                        $ 95,985   $ 68,036         $ -           $ (1,245)            $ -      $ 162,776
Cost of products sold                              61,081     42,497        (111) (B)        (1,131)            869  (Q)   103,183
                                                                              18  (C)
                                                                             (40) (E)
                                               -----------------------------------------------------------------------------------
      Gross profit                                 34,904     25,539         133               (114)           (869)        59,593

Selling, general and administrative expenses       22,247     21,443         995  (D)          (228)            364  (Q)    44,800
                                                                              12  (C)
                                                                             (33) (E)


Equity income from GTG                             13,524          -           -                  -               -         13,524
                                               -----------------------------------------------------------------------------------
      Operating income                             26,181      4,096        (841)               114          (1,233)        28,317

Interest expense                                    1,179        882         156  (B)          (200)          1,360  (S)     3,377
Interest income and other                             285      2,684       1,870  (D)             -               -          4,839
                                               -----------------------------------------------------------------------------------
      Income before income taxes                   25,287      5,898         873                314          (2,593)        29,779

Income taxes                                        9,230      2,513         728  (T)           114  (T)       (946) (T)    11,639
                                               -----------------------------------------------------------------------------------
      Net income before minority interest          16,057      3,385         145                200          (1,647)        18,140

Minority interest, net of tax                           -          -           -                  -               -              -
                                               -----------------------------------------------------------------------------------
      Net income                                 $ 16,057    $ 3,385       $ 145              $ 200        $ (1,647)      $ 18,140
                                               ===================================================================================


      Net income per share - basic                 $ 1.05                                                                   $ 1.06
                                               ===========                                                              ==========
      Net income per share - dilutive              $ 1.02                                                                   $ 1.03
                                               ===========                                                              ===========

      Shares used in computing basic net
         income per share                      15,260,000                                                 1,800,000  (P)17,060,000
                                               ===========                                               ===========    ==========
      Shares used in computing dilutive
         net income per share                  15,817,000                                                 1,800,000  (P)17,617,000
                                               ===========                                               ===========    ==========




                     THOMAS INDUSTRIES INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      TWELVE MONTHS ENDED DECEMBER 31, 2001
                      (000'S OF US$ EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                                                                                               (5)
                                             (1)                           (3)             (4)         Pro Forma and
                                            Thomas          (2)          German to      Carve Out        Purchase
                                           Industries    Rietschle       US GAAP        Adjustments      Accounting   Pro Forma
                                           Historical    Historical     Adjustments        (H)           Adjustments   Combined
                                          ---------------------------------------------------------------------------------------

Net sales                                     $ 184,382     $ 140,776          $ -          $ (2,278)           $ -       $ 322,880
Cost of products sold                           118,625        88,851         (194) (B)       (1,987)         1,737  (Q)    206,554
                                                                                35  (C)                        (483) (R)
                                                                               (30) (E)

                                             ---------------------------------------------------------------------------------------
    Gross profit                                 65,757        51,925          189              (291)        (1,254)        116,326

Selling, general and administrative
  expenses                                       43,411        40,926         (987) (D)         (611)           728  (Q)     83,465
                                                                                23  (C)
                                                                               (25) (E)


Equity income from GTG                           24,835             -            -                 -          3,782  (R)     28,617
                                             -----------   -----------  ------------------------------------------------------------
    Operating income                             47,181        10,999        1,178               320          1,800          61,478

Interest expense                                  3,630         2,068          283  (B)          (96)         2,720  (S)      8,605
Interest income and other                         1,489         2,458       (1,886) (D)           (3)             -           2,058
                                             -----------   -----------  ------------------------------------------------------------
    Income before income taxes                   45,040        11,389         (991)              413           (920)         54,931

Income taxes                                     16,870         5,099         (793) (T)          155  (T)    (1,893) (T)     20,410
                                                                                                                972  (R)
                                             -----------   -----------  ------------------------------------------------------------
    Net income before minority interest          28,170         6,290         (198)              258              1          34,521

Minority interest, net of tax                         -             -           19  (F)            -              -              19
                                             -----------   -----------  ------------------------------------------------------------
    Net income                                 $ 28,170 (R)   $ 6,290       $ (217)            $ 258            $ 1        $ 34,502
                                             ===========   ===========  ============================================================


    Net income per share - basic                 $ 1.86                                                                      $ 2.03
                                             ===========                                                                 ===========
    Net income per share - dilutive              $ 1.80 (R)                                                                  $ 1.98
                                             ===========                                                                 ===========

    Shares used in computing basic net
      income per share                           15,168                                                       1,800  (P)     16,968
                                             ===========                                                 ===========================
    Shares used in computing dilutive net
      income per share                           15,621                                                       1,800  (P)     17,421
                                             ===========                                                 ===========================



                             THOMAS INDUSTRIES INC.


                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS
                      (In thousands, except per share data)


NOTE 1.  ESTIMATED PURCHASE PRICE

         The estimated aggregate purchase price is summarized below:

                  Cash purchase                                $  83,288
                  Fair value of Thomas common stock
                  (1,800,000 shares at $24.8633 per share)        44,754
                  Estimated transaction costs                      5,500
                                                               ---------

                  Estimated aggregate purchase price           $ 133,542
                                                               =========


NOTE 2.  PRELIMINARY ALLOCATION OF PURCHASE PRICE


                                                                     Preliminary
                                                      Book Value      Purchase    Preliminary
                                                       of Assets      Accounting    Fair
                                                       Acquired      Adjustments    Value
                                                       --------      -----------    -----

         Cash                                          $   3,463     $            $ 3,463
         Accounts receivable                              27,608                   27,608
         Inventories                                      30,547          159      30,706
         Other current assets                              5,996                    5,996
         Property, plant and equipment                    29,550       19,828      49,378
         Other intangibles                                   315       22,487      22,802
         Other assets                                      2,557          731       3,288
         Trade accounts payable                           (4,386)                  (4,386)
         Accrued expenses & other current liabilities    (12,740)                 (12,740)
         Other long-term debt                            (15,057)                 (15,057)
         Long-term liabilities                           (12,701)                 (12,701)
         Minority interests                                 (816)                    (816)
                                                        --------     --------   ---------
                                                          54,336       43,205      97,541

         Goodwill                                             --       36,001      36,001
                                                        --------     --------   ---------
         Aggregate purchase price                       $ 54,336     $ 79,206   $ 133,542
                                                        ========     ========   =========



NOTE 3.  PRO FORMA STATEMENTS

The following are descriptions of the various columns of data, labeled (1) through (5), which have been reflected in the accompanying Unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Income:

          (1) Represents Thomas Industries Inc.'s historical financial statements as reported.

          (2) Represents Rietschle historical financial statements, reported in euros in Exhibits 99.1 and 99.2 of this 8-K/A, but converted to the Thomas financial statement format and U.S. dollars for purposes of the Pro Forma Condensed Combined Financial Statements.

          (3) Represents adjustments from German GAAP to U.S. GAAP for purposes of the Pro Forma Condensed Combined Financial Statements.

          (4) Represents adjustments for carve out items, which are items included in the Rietschle historical data, which need to be removed since Thomas did not acquire these items.

          (5) Represents adjustments for estimated purchase accounting allocations. Also included in the December 2001 income statement is an adjustment to remove Thomas' 2001 goodwill amortization, in order to present the 2001 information in a manner consistent with information included for 2002.

NOTE 4.  PRO FORMA ADJUSTMENTS

         The following are descriptions for the pro forma purchase accounting and other acquisition related adjustments, labeled (A) through (U), which have been reflected in the accompanying Unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Income:

(A)         Adjustment to record deferred taxes on U.S. GAAP adjustments.

(B) Adjustment to record Rietschle's capital leases in accordance with U.S. GAAP.

(C)         Adjustment to record differences in depreciable lives between U.S.
            and German GAAP.

(D) Adjustment to record Rietschle's foreign currency contracts in accordance with SFAS 133, "Accounting for Derivative Instruments and Hedging Activities."

(E) Adjustment to record pension liability in accordance with SFAS 87, "Employers Accounting for Pensions."

(F) Adjustment to record minority interest in subsidiaries not 100% owned, net of tax.

(G) Adjustment to record retained earnings impact related to pro forma adjustments.

(H) Adjustment to remove the assets, liabilities, and operations of certain Rietschle items not acquired.

(I) Adjustment to reflect cash paid to seller at acquisition date as part of the purchase price.

(J) Adjustment to reflect cash paid directly to banks at the acquisition date to pay down Rietschle long-term debt.

(K) Adjustment to reflect $5,500 of cash paid for professional services, of which $4,769 will be capitalized as goodwill and $731 relates to debt financing being amortized over 36 months.

(L) Net adjustment to reflect inventory acquired from Rietschle at fair value. The cost of sales effect of the inventory write-up is not included in the pro forma condensed statements of income, as this will not have a continuing impact. The income statement effect of this adjustment is expected to be approximately $1,160 and will be reflected in Thomas' audited consolidated financial statements for the year ended 2002.

(M) Adjustment to reflect preliminary purchase accounting allocations to specific assets and liabilities detailed in Note 2.

(N) Adjustment to record elimination of amounts in the Rietschle historical balance sheet.

(O) Adjustments to reflect $80,000 of new debt in which the proceeds were paid to seller at acquisition date.

(P) Adjustment to record 1,800,000 shares of Thomas' common stock (par value at one dollar) reissued from treasury shares to seller at acquisition date; treasury stock was reduced based on average cost of treasury shares; valuation of common shares was calculated using a six-day average of actual closing stock prices from three days before and after the transaction date.

(Q) Adjustment to record additional depreciation and amortization related to specific assets associated with the purchase accounting adjustments.

(R) In 2001 pro forma only, adjustment to reflect the impact of removing goodwill amortization and the related tax effects as if SFAS 142, "Goodwill and Other Intangible Assets" had been adopted for the period presented. The Thomas pro forma net income and diluted earnings per share for 2001, excluding goodwill amortization, was $31,509 and $2.02, respectively.

(S) Adjustment to record interest expense at 3.4% related to the $80,000 new debt used to finance transaction.

(T)         Adjustment to record tax effect of pro forma related adjustments.

(U) Adjustment to reclassify capitalized software costs to property, plant and equipment.